Exhibit 10.9

AMENDMENT TO VOTING AGREEMENTS

This Amendment to Voting Agreements (this “Amendment”) is made as of March 11, 2015, by and among Selectica, Inc., a Delaware corporation (the “Company”), and the undersigned stockholders of the Company (the “Stockholders”), for the purpose of amending the Voting Agreements, each dated February 6, 2015 (the “Voting Agreements”), by and among the Company and the Stockholders. Capitalized terms used in this Amendment shall have the same meanings given to them in the Voting Agreements unless otherwise indicated.

WHEREAS, the Company anticipates entering into a Junior Secured Convertible Note Purchase Agreement (the “Note Purchase Agreement”) pursuant to which the Company will issue Junior Secured Convertible Promissory Notes (the “Notes”) in the aggregate principal amount of $3 million to Lloyd I. Miller, MILFAM II L.P. and Lloyd I. Miller Trust A-4 (the “Convertible Note Financing”);

WHEREAS, the Notes will be convertible into shares of common stock of the Company, at a conversion price equal to $5.70 per share;

WHEREAS, it is a condition of the investors in the Convertible Note Financing that the Voting Agreements be amended to include approval of the issuance and sale of the Notes; and

WHEREAS, the Company and the Stockholders desire to amend the Voting Agreements as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     Effective upon the execution of the Note Purchase Agreement and issuance of the Notes thereunder, the Voting Agreements shall be amended as follows:

(a)     Section 1.1 of each Voting Agreement is hereby amended to include a subsection (C) at the end of Section 1.1 as follows: “and (C) vote (or cause to be voted) its Shares in favor of the issuance and sale of Junior Secured Convertible Promissory Notes (and any Company securities issuable upon conversion thereof) to certain investors under a Junior Secured Convertible Note Purchase Agreement, by and among such investors and the Company, and in favor of such other matters as may be necessary or advisable to consummate the transactions contemplated thereby (the “Additional Proposal”).”

(b)     The first sentence of Section 3.2 of each Voting Agreement is hereby amended and restated in its entirety to read as follows:

“SECTION 3.2 Termination. This Agreement shall terminate and be of no further force and effect (i) by the written mutual consent of the parties hereto, (ii) upon the approval of the Proposal and the Additional Proposal by the Company’s stockholders at the Stockholders Meeting at which a quorum was present and acting throughout, (iii) immediately following the third Subsequent Stockholders Meeting or (iv) automatically and without any required action of the parties hereto upon termination of the Purchase Agreement and the Junior Secured Convertible Note Purchase Agreement, by and between the Company and certain Investors, in accordance with their respective terms. No such termination of this Agreement shall relieve any party hereto from any liability for any breach of this Agreement prior to termination.”

2.     Except as amended hereby, the Voting Agreements remain in full force and effect.

3.     This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof.

4.     This Amendment may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. This Amendment shall become effective when one ore more counterparts have been signed by each party hereto and delivered to the other parties.

[Signature page follows]

IN WITNESS WHEREOF, this Amendment to Voting Agreements is entered into as of the date first above written.

“COMPANY” SELECTICA, INC. By: Name: Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Voting Agreements to be executed as of the date first written above.

Stockholder:	LLOYD I MILLER TRUST D

By:
Name:
Title:

LLOYD I MILLER TRUST A-4

By: MILFAM LLC
Its: Investment Advisor

By:
Name:
Title:

LLOYD I MILLER TRUST C

By: MILFAM LLC
Its: Investment Advisor

By:
Name:
Title:

MILFAM II L.P.
Its: General Partner

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Voting Agreements to be executed as of the date first written above.

Stockholder:	SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.

By:_________________________
Name:
Title:

SPECIAL SITUATIONS TECHNOLOGY FUND, L.P.

By:_________________________
Name:
Title:

SPECIAL SITUATIONS TECHNOLOGY FUND II, L.P.

By:_________________________
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Voting Agreements to be executed as of the date first written above.

Stockholder:	JOHN SEABERN

Signature: _________________________

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Voting Agreements to be executed as of the date first written above.

Stockholder:	DIKER MICROCAP FUND LP

By:_________________________
Name:
Title:

UNTERBERG KOLLER CAPITAL FUND LP

By:_________________________
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Voting Agreements to be executed as of the date first written above.

Stockholder:	G. Nicholas Farwell

Signature: _________________________

G. Nicholas Farwell and gail farwell ttee u/a 12-2-98, fbo farwell family trust

By:_________________________
Name: G. Nicholas Farwell
Title: Trustee

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Voting Agreements to be executed as of the date first written above.

Stockholder:	MICHAEL CASEY

Signature: _________________________

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Voting Agreements to be executed as of the date first written above.

Stockholder:	ALAN HOWE

Signature: _________________________

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Voting Agreements to be executed as of the date first written above.

Stockholder:	BLAINE MATHIEU

Signature: _________________________

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Voting Agreements to be executed as of the date first written above.

Stockholder:	TODD SPARTZ

Signature: _________________________

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Voting Agreements to be executed as of the date first written above.

Stockholder:	MICHAEL BRODSKY

Signature: _________________________